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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON D.C. 20549


                                   _______________


                                      FORM 8-K

                                    CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the

                         Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)  OCTOBER 27,1997


                            TAL WIRELESS NETWORKS, INC.
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                (Exact name of registrant as specified in charter)

Delaware                             0-26110                13-3768554
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(State or other jurisdiction or    (Commission             IRS Employer
incorporation)                     File Number)          Identification No.)

113 Tynan Way, Portola Valley, CA                                 94028
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code         (650) 529-0730
                                                   ---------------------------

930 East Arquest Ave, Sunnyvale, CA 94086
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            (Former name or former address, if changed since last report)



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Item 3. Bankruptcy or Receivership


    On October 6, 1997, the Registrant filed a voluntary petition for protection under Chapter 11 of the Federal Bankruptcy Laws in the United States Bankruptcy Court, Northern District of California, San Jose Division pursuant to which the Registrant's existing directors will continue in possession but subject to the supervision and orders of the Bankruptcy Court.

    The Company plans to liquidate assets and review the claims of its various creditors. It is unclear at this time whether there will be any funds available for distribution to shareholders. Once this information has been determined, the Company may file a Plan of Reorganization with the Bankruptcy Court.

Item 7. Financial Statements and Exhibits

Exhibit No.     Description

99.19 Summary of Financial Status of the Registrant for the month ended October 31, 1997, as filed with the United States Bankruptcy Court, Northern District of California, San Jose Division.

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                                      SIGNATURES


    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            TAL WIRELESS NETWORKS, INC.
                                   ------------------------------------------
                                                   (Registrant)



Date: December 5, 1997             By: /S/ RICHARD J. REDETT
                                       --------------------------------------
                                   Name:   Richard J. Redett
                                   Title:  Director